Statements of Net Assets Available for Benefits - EBP 201 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments, at fair value	$ 102,140,470	$ 90,877,258
Receivables:
Notes receivable from participants	1,624,827	1,430,784
Total receivables	1,624,827	1,430,784
Net assets available for benefits	$ 103,765,297	$ 92,308,042